NYSE: FCF NYSE: FCF Acquisition of DCB Financial  Corporation October 3, 2016

NYSE: FCF Forward‐looking Statements This presentation contains “forward‐ looking statements” within the meaning of the Private Securities Litigation Reform Act, relating to  present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of First  Commonwealth and DCB Financial.  Forward‐looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”,  “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. These forward‐looking statements  involve certain risks and uncertainties. In addition to factors previously disclosed in First Commonwealth Financial Corporation and DCB  Financial Corp. reports filed with the SEC and those identified elsewhere in this presentation or today’s press release, the following factors  among others, could cause actual results to differ materially from forward‐ looking statements or historical performance: ability to obtain  regulatory approvals in a timely manner and without significant expense or other burdens; ability to meet other closing conditions to the  merger, including approval by DCB Financial Corp. shareholders; delay in closing the Merger; difficulties and delays in integrating the  businesses of DCB Financial Corp. and First Commonwealth Financial Corporation or fully realizing cost savings and other benefits;  business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth;  changes in interest rates and capital markets; inflation; customer acceptance of First Commonwealth products and services; customer  borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of  business initiatives; competitive conditions; the inability to realize anticipated cost savings or revenues or to implement integration plans  and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of  technological changes, capital management activities, and the actions and policies of the federal and state bank regulatory authorities and  legislative and regulatory actions and reforms. First Commonwealth Financial Corporation undertakes no obligation to revise these  forward‐looking statements or to reflect events or circumstances after the date of this presentation.

Ohio Buildout to Date

First Commonwealth's presence in Ohio presents significant opportunity for growth

Successful Expansion Efforts

- Leveraging significant management experience in Ohio market
- Opened a business center in Cleveland in April 2014
  - Targeting commercial customers in northeastern OH
- Acquired First Community Bank in Columbus, OH in October 2015
  - ~$100 million in assets and ~$90 million in deposits at time of acquisition
  - Cost savings fully achieved
  - Successful transition with minimal customer disruption; deposits have grown since close
- Opened two mortgage production offices in central and northeast OH in 2016
  - Continue to build-out mortgage delivery in central and northeastern OH
- Announced acquisition of 13 branches from FirstMerit in July '16
  - $735 million in deposits and $115 million in loans
- With today's announced acquisition, First Commonwealth's Ohio franchise will be comprised of:
  - 271 employees(2)
  - $1.1 billion loans
  - $1.3 billion deposits
  - 32 banking branches
  - 3 loan production offices

Ohio Loan Portfolio ($MM)(1)



$146
$177
$202
$232
$284
$332
$424
$502
$565
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16

(1): Includes all OH based consumer loans, Commercial Real Estate loans with properties located in OH and C&I loans with borrowers headquartered in OH
(2): At announcement

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First Commonwealth NYSE: FCF

NYSE: FCF Delaware County Offers One of the Most Attractive Markets in the Midwest 4 Source: U.S. Census Data, Nielsen Demographic Data. Attractive and Growing Market with Diverse Employer Base Median Household Income Key CommentaryTop Private Sector Employers Population Growth  Ranked by Forbes Magazine as the 5th best place in the  United States to raise a family  Since 2000, Delaware County’s population has grown over  50% and is currently the 21st fasting growing county in the  country  Delaware County ranks in the top 10 in the United States  for the demographic of 25 – 38 year olds earning over  $125,000 per year in income 11.8% 6.6% 0.7% 0.8% 4.4% 3.7% 0% 3% 6% 9% 12% 15% 2010 ‐ 2016 2016 ‐ 2021 Delaware County, OH Ohio USA $90,739 $50,289 $55,551 $0 $20,000 $40,000 $60,000 $80,000 $100,000 Delaware County, OH Ohio USA

Enhancing Community Bank Franchise in Desirable Ohio Markets

- Acquisition of DCB Financial Corporation includes
  - $52 million average deposits per (full-service) branch
  - $467million of deposits at an average cost of 0.25%
  - $397 million of loans yielding 4.18%
- Top 10 pro forma deposit market share[1] in Columbus, OH market provides meaningful retail banking presence
  - First Commonwealth will become the third largest community bank in Columbus, OH and the largest in Delaware County
  - #10 overall market share in Columbus, OH MSA
  - #3 overall market share in Delaware County, OH
- Complements existing Columbus presence which includes four retail branches and a Mortgage Production Office in Dublin
- Financially compelling
  - Immediately accretive to GAAP earnings per share
  - IRR of approximately 20%
  - TBV per share earnback less than 5 years

First Commonwealth Pro Forma Footprint


Acquired FMER Branches
First Commonwealth
DCB Financial
FCF Mortgage Loan Production Office
FCF Commercial Loan Production Office

Acquired Deposits


CDs 11.8%
Checking 25.1%
Savings 10.7%
Interest Checking 18.8%
Money Market 33.6%

Total Deposits: $467MM
Cost of Deposits: 0.25%

Acquired Loans


Consumer Loans 15.9%
C&I 26.3%
Resi. Real Estate 31.3%
Comm. Real Estate 26.5%

Total Loans: $397MM
Yield on Loans: 4.18%

Note: Loan and deposit data as of June 30, 2016.
(1): As of June 30, 2015, pro forma for announced M&A through September 30, 2016.

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First Commonwealth.
NYSE: FCF

NYSE: FCF Strategic Rationale  6  Expands First Commonwealth Bank’s footprint and provides a broader geography for  mortgage and small business lending growth in central Ohio o Opportunity to leverage FCF’s Columbus leadership talent already in place  o Builds scale in demographically attractive Columbus region and allows for wider  deposit gathering  o Attractive loan and deposit mix o Branch network creates cross sale opportunities for Wealth, Mortgage and Small  Business lending  Both banks’ Mortgage operations are very similar and both continue to build scale in  the region  DCBF’s SBA team will expand and diversify FCF’s revenue streams  DCBF is the third largest independent community bank remaining in the Columbus  MSA   DCBF’s relatively high efficiency ratio creates significant cost saving opportunities

NYSE: FCF Key Financial Terms 7 Transaction Value:  Implied consideration of $14.50 per DCBF common share or $106.4 million in aggregate  Approximately 178% of DCBF’s tangible book value Form of Consideration:  DCBF shareholders will be entitled to elect to receive either 1.427 shares of First Commonwealth common  stock or $14.50 in cash for each share of DCBF common stock, subject to proration to ensure that the  aggregate merger consideration is comprised of 80% of First Commonwealth common stock and 20% cash  Financing:  Existing cash used to finance cash component of consideration (no additional capital raise required) Pro Forma Ownership:  91% FCF / 9% DCBF GAAP EPS Accretion:  Immediately accretive to EPS  2017:  $0.03 / 3.8% (excluding one‐time costs)  2018:  $0.05 / 6.6% Internal Rate of Return:  Approximately 20% Tangible Book Value Dilution:  ~ $0.25 per share (3.9%) tangible book value per share dilution at close (including one‐time costs)  Tangible book value per share earnback period of 4.7 years (crossover method) Cost Savings:  Approximately 46% of DCBF’s annualized 2016 operating expenses or $10.2 million (pre‐tax)  One‐Time Costs:  ~ $12.0 million (pre‐tax) Purchase Accounting Marks:  Gross credit mark of $9.4 million (2.4% of loans and 204% of reserves)  $1.5 million interest rate mark  CDI equal to 0.71% of core deposits ($2.3 million)  Deferred gain from sale/leaseback of $2.8 million Expected Closing:  2nd Quarter of 2017 Required Approvals:  Standard regulatory approval  Shareholder approval from DCB Financial shareholders

NYSE: FCF Tangible Book Value Per Share Dilution and Earnback 8 Note: Based on expectations and assumptions as of announcement date; subject to change at transaction closing  (1): Based on fixed exchange ratio of 1.427 shares of First Commonwealth common stock Tangible Book Value Dilution Calculation Goodwill and Intangibles Calculation $MM Shares Per Share $MM FCF Tangible Book Value at March 30, 2017 (est.) $567.7  88.9 $6.38  Deal Value $106.4 Equity Consideration to DCBF(1) 84.5 8.4 DCBF TCE (at close) $61.0 Goodwill and Intangibles Created (48.3) DCBF Acquisition Expenses (after tax) (1.2) One‐time Acquisition Expenses (after tax) (6.9) Net Credit Mark (after tax) (3.1) Pro Forma FCF Tangible Book Value at Close $597.0  97.3 $6.13  Net Rate and Other Marks (after tax) 2.8 Adjusted Tangible Book Value $59.5 Tangible Book Value Accretion/ (Dilution) $29.3 Per Share ($0.25) (3.9%) Excess Over Adjusted TBV $46.9 Core Deposit Intangible Created (net of DTL) ($1.5) Tangible Book Value Per Share Earnback Asset Mgmt Intangible Created (net of DTL) ($1.2) Goodwill Created $44.2 CDI and Other Intangibles Created $4.1 Total Goodwill and Intangibles Created $48.3 ~ 4.7 Years

NYSE: FCF NYSE: FCF For more information, please contact: Ryan M. Thomas Vice President / Finance & Investor Relations First Commonwealth Financial Corporation 654 Philadelphia Street Indiana, Pennsylvania 15701 (724) 463‐1690 InvestorRelations@fcbanking.com